SPECIFIC TERMS IN THIS AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE OF A TYPE THAT TETRA TECHNOLOGIES, INC. TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

PROJECT [***]
MEMORANDUM OF UNDERSTANDING
Amendment No. 4

This Amendment No. 4 (“MOU Amendment No. 4”) to the MEMORANDUM OF UNDERSTANDING (“MOU”), dated June 19, 2023, by and between TETRA Technologies Inc. (“TETRA”) and Saltwerx LLC (“Saltwerx”), is made eﬀective as of April 15, 2024 (“Amendment No. 4 Eﬀective Date”).
Recitals
WHEREAS, TETRA and Saltwerx wish to amend the MOU on the terms and conditions described herein;
NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, TETRA and Saltwerx hereby amend the MOU as follows:
1.Amendments. The following is inserted as new Section 1.13: “1.13    Indemnity and Limitations of Liability.
(a)Waiver and Indemnity.
(i)EXCEPT TO THE EXTENT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NEITHER PARTY SHALL HAVE ANY LIABILITY TO THE OTHER PARTY FOR ANY DAMAGE, LOSS, COST, OR LIABILITY RESULTING FROM PERFORMING (OR FAILING TO PERFORM) PROJECT MANAGEMENT OR FROM THE PROVISION TO, USE OF, OR RELIANCE UPON INFORMATION TO OR FROM THE OTHER PARTY ARISING OUT OF OR IN CONNECTION WITH THE PERFORMANCE OF THIS MOU, AND THE PARTIES RELEASE EACH OTHER FOR ANY AND ALL DAMAGES, LOSSES, COSTS, AND LIABILITIES ARISING OUT OF, INCIDENT TO, OR RESULTING FROM SUCH PERFORMANCE OR FAILURE TO PERFORM, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY A PRE-EXISTING DEFECT, OR THE NEGLIGENCE WHETHER SOLE, JOINT, OR CONCURRENT, STRICT LIABILITY, OR OTHER LEGAL FAULT OF THE OTHER PARTY. FOR THE PURPOSE OF THIS SECTION, “PROJECT MANAGEMENT” MEANS PROJECT OVERSIGHT, GUIDANCE, AND DECISION RIGHTS, ENGINEERING AND CONSTRUCTION CONTRACTOR OVERSIGHT, TECHNICAL SUPPORT, DESIGN AND REVIEW ACTIVITIES FOR ENGINEERING, WELLS, AND SUBSURFACE WITH RESPECT TO UPSTREAM, BRINE PROCESSING, BROMINE, LITHIUM, AND COMMON FACILITIES. NOTWITHSTANDING

THE FOREGOING, THIS SECTION DOES NOT SUPERCEDE OR MODIFY ANY OTHER PROVISION OF THIS MOU OR THE BRINE UNIT OPERATING AGREEMENT, INCLUDING WITHOUT LIMITATION SECTION V.A THEREOF,
WITH RESPECT TO THE LIABILITY OF OPERATOR FOR CARRYING OUT ITS DUTIES AND ACTIVITIES THEREUNDER.

(ii)EXCEPT TO THE EXTENT OF ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNITEE OR ANY OF ITS AFFILIATES, EACH PARTY (IN SUCH CAPACITY THE “INDEMNITOR”) SHALL RELEASE, PROTECT, DEFEND, INDEMNIFY AND HOLD HARMLESS THE OTHER PARTY AND ITS AFFILIATES (EACH, IN SUCH CAPACITY AN “INDEMNITEE”) FROM AND AGAINST ANY AND ALL COSTS, EXPENSES (INCLUDING LEGAL COSTS AND EXPENSES), LIABILITIES, DAMAGES AND/OR LOSSES, CLAIMS, SUITS AND/OR PROCEEDINGS OF ANY KIND WITHOUT REGARD TO THE CAUSES THEREOF, INCLUDING WHEN BASED ON NEGLIGENCE OR STRICT LIABILITY OF THE INDEMNITEE AND ITS AFFILIATES, IN REGARD TO:
(A)THE DEATH, ILLNESS OF OR INJURY TO ANY PERSONNEL OF THE INDEMNITOR AND ITS AFFILIATES; AND
(B)DAMAGE TO OR LOSS OF THE PROPERTY OF THE INDEMNITOR AND ITS AFFILIATES, WHETHER OWNED, HIRED OR LEASED, INCLUDING LOSS OF USE THEREOF;
ARISING OUT OF OR IN CONNECTION WITH THE PERFORMANCE OF THIS MOU.

(b)Consequential Damages. IN NO EVENT WHATSOEVER SHALL ANY PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES, SO FAR AS PERMISSIBLE BY LAW, FOR SPECIAL, INDIRECT, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS MOU OR ANY WORK PERFORMED IN CONNECTION HEREWITH OR FOR ANY LOSS OF PROFITS OR REVENUE, LOSS OF PRODUCTION OR PRODUCTION OPPORTUNITIES, ENVIRONMENTAL DAMAGES, LOSS OF GOODWILL, LOSS OF CAPITAL COSTS, (1) REGARDLESS OF WHETHER OR NOT THE DAMAGES WERE FORESEEABLE, (2) REGARDLESS OF THE THEORY OR CAUSE OF ACTION UPON WHICH THE DAMAGES MIGHT BE BASED, AND (3) NOTWITHSTANDING ANY FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN; EXCEPT WHERE SUCH SPECIAL, INDIRECT, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISE FROM ANY CLAIMS (A) RESULTING FROM GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ATTRIBUTABLE TO A PARTY OR ITS AFFILIATES OR (B) ARISING FROM LIABILITY TO A THIRD PARTY.

2.All Other Terms and Conditions. Except as expressly set forth herein, all of the terms and conditions of the MOU and Brine Unit Operating Agreement shall remain in full force and eﬀect. All capitalized terms not deﬁned herein shall have the meanings assigned thereto in the MOU.

Capitalized terms used but not otherwise deﬁned in the MOU shall have the meanings assigned to such terms in the Brine Unit Operating Agreement.
3.Execution. This MOU Amendment No. 4 may be executed in any number of counterparts, each of which counterparts, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

<Signature Page Follows>

IN WITNESS WHEREOF, TETRA and Saltwerx have caused this MOU Amendment No. 4 to be executed as of Amendment No. 4 Eﬀective Date written above.

TETRA TECHNOLOGIES INC.
    By: /s/Elijio V. Serrano         Name: Elijio V. Serrano         Title: Chief Financial Oﬃcer
    By: /s/Alicia P. Boston         Name: Alicia P. Boston         Title: General Counsel

SALTWERX LLC
    By: /s/ [***]         Name: [***]
Title: [***]

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